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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2007


                               ERF WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                     000-27467                  76-0196431
-------------------------    ------------------------    -----------------------
 (State of organization)     (Commission File Number)        (IRS Employer
                                                           Identification No.)

2911 South Shore Boulevard, Suite 100,
         League City, Texas                                      77573
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(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number, including area code: (281) 538-2101

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a- 12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         Between July 27, 2007, and September 9, 2007, we issued to various accredited investors an aggregate of 7,901,905 shares of common stock for aggregate consideration of $1,853,000.00. We relied on Section 4(2) of the Act in effecting this transaction.

         See the disclosure set forth in Item 8.01 below.

ITEM 8.01 OTHER EVENTS

         In December 2004, we adopted an option plan reserving 5,000,000 shares for issuance, and filed a registration statement on Form S-8 with respect to the issuance of such shares. In April 2007 we adopted a new plan reserving 5,000,000 shares of common stock and in May 2007 we amended the December 2004 plan to increase the amount of shares eligible for issuance by 5,000,000 shares; on May 29, 2007, we filed two registration statements on Form S-8 to cover the issuance of shares pursuant to the new plan and the amended plan. During the period from January 31, 2007 through May 25, 2007, we issued 4,729,534 shares of common stock for services rendered valued at approximately $560,432 to Company employees in lieu of salary and consultants for business and business development services, all such issuances being part of our ordinary course of business. We subsequently determined in August 2007 that there were insufficient shares reserved pursuant to the then existing written compensatory plan to cover the issuance of these 4,729,534 shares, and moreover, that such shares were issued without a restrictive legend pursuant to a registration statement on Form S-8 that did not cover the issuance of such shares. We initiated a recission offer commencing on August 31, 2007, with respect to all of the holders of shares issued during this period, and as of September 19, 2007, holders of 4,727,261 shares (equating to $560,182) have not accepted (i.e. rejected) the rescission offer, and therefore, made no monetary claim against us.

         The Company determined that it lacked sufficient controls and procedures governing the tracking of the total quantity of issuance of shares of its S-8 common stock and has adopted a policy whereby it has set up stronger controls and agreements with the transfer agent to avoid this situation in the future. The audit committee has addressed this matter with the Company's independent accountant and we do not presently intend to amend any Company filings under the Securities Exchange Act of 1934.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ERF Wireless, Inc.

                                     By: /s/ H. Dean Cubley
                                         ---------------------------------------
                                         H. Dean Cubley, Chief Executive Officer

DATE:  September 21, 2007